Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the S&K Famous Brands, Inc. (the “Company”) Annual Report on Form 10-K for the period ending February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stewart M. Kasen Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2003	By:	/s/ STEWART M. KASEN
Stewart M. Kasen President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to S&K Famous Brands, Inc. and will be retained by S&K Famous Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.